

Shouldn't Your **Investments** Reflect Your **Values**?

The No-Load Mutual Fund that Benefits the State of Israel

Invest for Capital Appreciation and to Express Solidarity with Israel

Learn More About Our Commitment to Israel. Visit Our Website or Call Today to Obtain a Prospectus.

AMERICAN ISRAELI
SHARED VALUES FUND

1-866-745-5955 ▪ www.SharedValuesFund.com

AmerIsrael Capital Management, LLC, a registered investment adviser, serves as investment adviser to the American Israeli Shared Values Fund. Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. All mutual funds can be affected by market and investment style risk. The Funds' investments in small and mid capitalization companies could experience greater volatility than investments in large capitalization companies. Request a prospectus, which includes investment objectives, risks, fees, expenses and other information that you should read and consider carefully before investing. The prospectus can be obtained by calling 1-866-745-5955 or by downloading it from the website.